Exhibit 10.4

JOINDER AGREEMENT

               This Joinder Agreement, dated as of May 12, 2005, is delivered pursuant to Section 7.10 (Additional Grantors) of the Second Lien Pledge and Security Agreement, dated as of October 27, 2004, by Amkor Technology, Inc. (the “Borrower”), Guardian Assets, Inc., Unitive, Inc., Unitive Electronics, Inc. and the other Subsidiaries of the Borrower from time to time party thereto as Grantors in favor of Citicorp North America, Inc., as agent for the Secured Parties referred to therein (the “Pledge and Security Agreement”). Capitalized terms used herein but not defined herein are used with the meanings given them in the Pledge and Security Agreement.

               By executing and delivering this Joinder Agreement, Amkor International Holdings, LLC, a Delaware limited liability company, also existing as Amkor International Holdings, a company organized under the laws of the Cayman Islands (“Amkor International Holdings, LLC”), P-Four, LLC, a Delaware limited liability company, also existing as P-Four, Inc., a corporation organized under the laws of the Philippines (“P-Four, LLC”), Amkor Technology Limited, a company organized under the laws of the Cayman Islands and Amkor/Anam Pilipinas, L.L.C., a Delaware limited liability company, also existing as Amkor Technology Philippines, Inc., a corporation organized under the laws of the Philippines (“Amkor/Anam Pilipinas, L.L.C.”), as provided in Section 7.10 (Additional Grantors) of the Pledge and Security Agreement, hereby become parties to the Pledge and Security Agreement as Grantors thereunder with the same force and effect as if originally named as Grantors therein and, without limiting the generality of the foregoing, hereby grant to the Collateral Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of Amkor International Holdings, LLC, P-Four, LLC, Amkor Technology Limited and Amkor/Anam Pilipinas, L.L.C., hereby collaterally assign, mortgage, pledge and hypothecate to the Collateral Agent and grant to the Collateral Agent a Lien on and security interest in, all of their right, title and interest in, to and under the Collateral of Amkor International Holdings, LLC, P-Four, LLC, Amkor Technology Limited and Amkor/Anam Pilipinas, L.L.C. and expressly assume all obligations and liabilities of Grantors thereunder.

               The information set forth in Annex 1-A is hereby added to the information set forth in Schedules 1 through 6 to the Pledge and Security Agreement. By acknowledging and agreeing to this Joinder Agreement, Amkor International Holdings, LLC, P-Four, LLC, Amkor Technology Limited and Amkor/Anam Pilipinas, L.L.C. hereby agree that this Joinder Agreement may be attached to the Pledge and Security Agreement and that the Pledged Collateral listed on Annex 1-A to this Pledge Amendment shall be and become part of the Collateral referred to in the Pledge and Security Agreement and shall secure all Secured Obligations of the undersigned.

               Amkor International Holdings, LLC, P-Four, LLC, Amkor Technology Limited and Amkor/Anam Pilipinas, L.L.C. hereby represent and warrant that each of the representations and warranties contained in Article III (Representations and Warranties) of the Pledge and Security Agreement applicable to them are true and correct on and as the date hereof as if made on and as of such date.

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               In witness whereof, each of the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

Amkor International Holdings, LLC
By:	/s/ Kenneth T. Joyce
	Name:	Kenneth T. Joyce
	Title:	Chairman

P-Four, LLC
By:	/s/ Michael Santangelo
	Name:	Michael Santangelo
	Title:	President

Amkor Technology Limited
By:	/s/ Kenneth T. Joyce
	Name:	Kenneth T. Joyce
	Title:	Director and Chairman

Amkor/Anam Pilipinas, L.L.C.
By:	/s/ Michael Santangelo
	Name:	Michael Santangelo
	Title:	Treasurer and Chief Financial Officer

[Signature Page to Joinder Agreement]

Acknowledged and Agreed
as of the date first above written:

Guardian Assets, Inc.

By:	/s/ Kenneth T. Joyce

Name: Kenneth T. Joyce
Title: Chief Financial Officer

Amkor International Holdings, LLC

By:	/s/ Kenneth T. Joyce

Name: Kenneth T. Joyce
Title: Chairman

P-Four, LLC

By:	/s/ Michael Santangelo

Name: Michael Santangelo
Title: President

Amkor Technology Limited

By:	/s/ Kenneth T. Joyce

Name: Kenneth T. Joyce
Title: Director and Chairman

Citicorp North America, Inc.,
as Collateral Agent

By:	/s/ Asghar Ali

Name: Asghar Ali
Title: Vice President

[Signature Page to Joinder Agreement]